SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 7, 2003


                                AirGate PCS, Inc.

             (Exact name of registrant as specified in its charter)


            Delaware                    027455                   58-2422929
            --------                    ------                   ----------
       (State or other           (Commission File No.)        (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)

            233 Peachtree Street, N.E.                         30303
             Harris Tower, Suite 1700,                       (Zip Code)
                  Atlanta, Georgia
      (Address of principal executive offices)




       Registrant's telephone number, including area code: (404) 525-7272



                                 Not Applicable

          (Former name or former address, if changed since last report)


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Item 9.           Regulation FD Disclosure.


     On April 7, 2003, AirGate PCS, Inc., a Delaware corporation ("AirGate"), issued a press release announcing that a Nasdaq Listing Qualifications Panel has determined that the Company does not satisfy the requirements for continued listing on the Nasdaq National Market.

     Accordingly, Nasdaq has determined to delist the Company's securities from the Nasdaq National Market effective at the open of business April 8, 2003. The Company expects its common stock will trade on the OTC Bulletin Board under the same symbol "PCSA" following its delisting from Nasdaq.

     A copy of the press release referenced above is attached hereto as Exhibit 99.1.



Item 7.           Financial Statements and Exhibits.

(c) Exhibits.

       Exhibit No.     Description

       99.1            Press Release of AirGate PCS, Inc. dated April 7, 2003

                                                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  AIRGATE PCS, INC.


Date: April 9, 2003
                                  By:    /s/ William H. Seippel
                                  -----------------------------------------
                                        William H. Seippel
                                        Chief Financial Officer